Exhibit 3.145

ARTICLES OF INCORPORATION

OF

MEDEVAC MIDAMERICA, INC.

I, the undersigned, natural person of the age of eighteen (18) years or more do hereby adopt the following Articles of Incorporation for the purpose of forming a corporation under the General and Business Corporation Act of Missouri.

ARTICLE I

The name of the corporation is Medevac MidAmerica, Inc.

ARTICLE II

The initial registered office of the corporation in the State of Missouri shall be located at 4705 Central, Kansas City, Missouri 64112. The name of the initial registered agent at such address shall be PW&S Agent Service, Inc.

ARTICLE III

The aggregate number of shares which the corporation shall have authority to issue shall be 300,000 shares, all of which shall be common stock shares of the par value of 10 cent(s) each, amounting in the aggregate to $30,000.

ARTICLE IV

No holder of any of the shares of any class of the corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class of the corporation which the corporation proposes to issue or any rights or options which the corporation proposes to grant for the purchase of shares of any class of the corporation or for the purchase of any shares, bonds, securities, or obligations of the corporation which are convertible into or exchangeable for, or which carry any rights, to subscribe for, purchase, or otherwise acquire shares of any class of the corporation; and any and all of such shares, bonds, securities or obligations of the corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been re-acquired and have treasury status, and any and all of such rights and options may be granted by the Board of Directors to such persons, firms, corporations and associations, and for such lawful consideration, and on such terms, as the Board of Directors in its discretion may determine, without first offering the same, or any part thereof, to any said holder.

ARTICLE V

The name and place of residence of the incorporator is as follows:

Harold M. Goss

4909 W. 68th

Prairie Village, Kansas

ARTICLE VI

The initial Board of Directors of the corporation shall consist of three (3) persons. Thereafter, the number of Directors shall be fixed by the By-Laws of the corporation and any change in the number of Directors shall be reported to the Secretary of State within thirty (30) calendar days of such change.

ARTICLE VII

The Corporation shall have perpetual existence.

ARTICLE VIII

The purposes for which this corporation is formed are as follows:

To provide emergency advanced and basic life support patient transportation, patient health care, medical services, pre-hospital care and treatment for cities, counties, local government and entities and others on a contract basis or otherwise;

To buy or otherwise acquire, to own, hold, lease, sell or otherwise dispose of, to maintain and repair, to operate and use and to mortgage or otherwise encumber real property and personal property of all kinds;

To own, hold, build, construct and erect, buildings and structures of all types, and to buy, sell, lease, own, manage, operate, maintain, repair, restore and rebuild the same;

To own or lease motor vehicles, or other vehicles or means of transportation and to employ them as common, contract or private carrier for the transportation of persons or property or both and to obtain any Interstate Commerce Commission permits or other state, federal or foreign permits, licenses or authority required to engage in such transportation;

To invest, lend and deal with moneys of the corporation in any lawful manner, and to acquire by purchase, by the exchange of stock or other securities of the corporation, by subscription or otherwise, and to invest in, to hold for investment or for any other purpose, and to use, sell, pledge or otherwise dispose of, and in general to deal in any interest concerning or enter into any transaction with respect to (including “long” and “short” sales of) any stocks, bonds, notes, debentures, certificates, receipts and other securities and obligations of any government, state, municipality, corporation, association or other entity, including individuals and partnerships and, while owner thereof, to exercise all of the rights, powers and privileges of ownership, including, among other things, the right to vote thereon for any and all purposes and to give consents with respect thereto.

To engage in any lawful act or activity for which corporations may be organized under the General and Business Corporation Law of Missouri.

In addition to the powers and privileges conferred upon the corporation by law and those incidental thereto, the corporation shall possess and may exercise all the powers and privileges which are necessary or convenient to the conduct, promotion or attainment of the business, objects or purposes of the corporation.

ARTICLE IX

Indemnification of Directors and Officers

Any person, by reason of the fact that he was or is a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise and their legal representatives, shall be indemnified by the corporation for expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any suit, action or proceeding, including attorneys’ fees, if such person was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action, suit or proceeding by or in the right of the corporation. However, the corporation shall not indemnify such officer or director if such person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation. Termination of any suit, action or proceedings by judgment, order, settlement or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that such officer or director did not act in good faith and in a manner he did not reasonably believe to be in or not opposed to the best interest of the corporation.

Any person, by reason of the fact that he was or is a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise and their legal representatives, shall be indemnified by the corporation for expenses, judgments, fines and amounts paid in settlements actually and reasonably incurred by him in connection with any suit, action or proceeding, including attorneys’ fees, if such person was or is a party, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, administrative or investigative, brought by or in the right of the corporation. However, the corporation shall not indemnify such officer or director if such person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and if such person be adjudged liable for negligence or misconduct in the performance of his duty to the corporation, the corporation shall only indemnify such person to the extent that the Court in which the action or suit was brought shall determine upon application that, such person is reasonably entitled to indemnity for all or any portion thereof of such judgments, fines or expenses, including but not limited to attorneys’ fees, which the Court shall deem proper.

The corporation shall indemnify any officer or director and their legal representative who is successful on the merits or otherwise in defense of any suit, action or proceedings referred to in the preceding paragraphs of this Article IX to the extent of all expenses actually and reasonably incurred by him in connection with such defense, including, but not limited to, attorneys’ fees.

The corporation shall not indemnify any director or officer for any fine, settlement, judgment or reasonable expenses or attorneys’ fees, unless a determination is made that such director or officer has met the applicable standards of conduct set forth in this Article. Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such quorum is not obtainable, or even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by a majority vote of the common stockholders.

The corporation shall upon written request of the officer or director pay the expenses of defending any actual or threatened action, suit or proceedings in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by the officer or director to repay such amount unless it shall be ultimately determined that he is entitled to be indemnified by the corporation.

The corporation shall have the power to purchase insurance on behalf of any officer or director of the corporation or anyone serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprises against any liability asserted against or incurred by him in such capacity, whether or not the corporation would have the power to indemnify him against such liability under this Article. The right of indemnification under this Article shall not be exclusive, but shall be in addition to all other rights and remedies to which any director or officer may be entitled as a matter of law.

ARTICLE X

The By-Laws of the corporation shall be adopted at the first meeting of the Board of Directors of the corporation. Thereafter, the By-Laws of the corporation may be repealed, altered or amended by the stockholder or stockholders at any meeting of the stockholders, regular or special, or by the Board of Directors at any meeting of the Board of Directors by an affirmative vote of the majority of the stockholders or Board of Directors.

ARTICLE XI

The corporation reserves the right to amend, alter, modify, change or repeal any provision contained in these Articles of Incorporation, or any amendment of the provisions hereof, in the manner now or hereafter prescribed by statute, and all rights and powers conferred herein on stockholders, directors, and officers are subject to this reserve power; provided, however, that in default of express statutory provision therefor, these Articles of Incorporation may be amended in any respect by a majority vote of the stockholders.

IN WITNESS WHEREOF, we have hereunto set our hands this 30th day of March, 1982.

/s/ Harold M. Gross
Harold M. Gross

STATE OF MISSOURI	)
) ss.
COUNTY OF JACKSON	)

I, Nancy Bowen, hereby certify that on the 30 day of March, 1982, personally appeared before me Hal M. Goss, who being by me first duly sworn, declared that he is the person who signed the foregoing document as incorporator and the statements there-in contained are true.

/s/ Nancy Bowen
Notary Public in and for said
County and State

My Commission Expires:

9-18-82

STATE of MISSOURI

JAMES C. KIRKPATRICK, Secretary of State

CORPORATION DIVISION

APPLICATION FOR RESCINDING FORFEITURE

HONORABLE JAMES C. KIRKPATRICK

SECRETARY OF STATE

STATE OF MISSOURI

P.O. BOX 778

JEFFERSON CITY, MO 65102

WHEREAS, the charter of MEDEVAC MIDAMERICA, INC., a corporation organized or qualified under the laws of Missouri on the 14th day of April, 1982, was forfeited on the 1st day of November, 1983 under the provisions of the General Business laws of Missouri, the undersigned, the last Vice-President (President, Vice President, Secretary or Treasurer), hereby requests that such forfeiture be rescinded and herewith submits the following affidavit, a fee of $50.00 ($50.00 minimum), and such reports or documentation as may be required by the office of the Secretary of State to rescind the forfeiture pursuant to Section 351.540 RSMo 1978.

AFFIDAVIT

STATE OF MISSOURI	)
) ss
COUNTY OF JACKSON	)

JOSEPH J. FITCH, on his oath, first being duly sworn, states that he is the last Vice-President (President, Vice President, Secretary, or Treasurer) of MEDEVAC MIDAMERICA, INC., a Missouri corporation; that he is acting as one of and on behalf of the statutory trustees, that the trustees have caused the correction of the condition or conditions giving rise to the forfeiture; that said corporation has not evaded or attempted to evade service of process issued from any court of this State; that it has not attempted to conceal from the general public the location of its principal place of business in this State, nor the address of its President or Secretary, so that the ordinary process of law could not be served upon it; that is has paid to the Missouri Department of Revenue all state taxes which it may owe.

/s/ Joseph J. Fitch
(The last President, Vice President, Secretary or Treasurer)
JOSEPH J. FITCH

Subscribed and sworn to before me this 16th day of December, 1983

My Commission expires March 8, 1987

/s/ Judy Stump
(Notary Public)

STATE OF MISSOURI . . . Office of Secretary of State

ROY D. BLUNT, Secretary of State

Amendment of Articles of Incorporation

(To be submitted in duplicate by an attorney)

HONORABLE ROY D. BLUNT

SECRETARY OF STATE

STATE OF MISSOURI

P.O. BOX 778

JEFFERSON CITY, MO 65102

Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

1. The present name of the Corporation is MEDEVAC MIDAMERICA, INC.

The name under which it was originally organized was SAME AS ABOVE

2. An amendment to the Corporation’s Articles of Incorporation was adopted by the shareholders on March 30th,1987.

3. Article Number I is amended to read as follows:

L. Article I shall be deleted in its entirety and the following shall be substituted in lieu thereof:

ARTICLE I

The name of the corporation is MEDEVAC MIDAMERICA OF KANSAS, INC.

4. Of the 20 shares outstanding, 20 of such shares were entitled to vote on such amendment.

The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

Class	Number of Outstanding Shares

Common	20

5. The number of shares voted for and against the amendment was as follows:

Class	No. Voted For	No. Voted Against

Common	20	0

6. If the amendment changed the number or par value of authorized shares having a par value, the amount in dollars of authorized shares having a par value as changed is:

N/A

If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:

N/A

7. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

N/A

IN WITNESS WHEREOF, the undersigned,	Thomas L. Little
President or
has executed this instrument and its
Vice-President

Mary L. Jensen has affixed its corporate seal hereto and

Assistant Secretary

attested said seal on the 30th day of March, 1987.

MEDEVAC MIDAMERICA, INC.
Name of Corporation

ATTEST:

/s/ Mary L. Jensen	By	/s/ Thomas L. Little
Assistant Secretary		President
Thomas L. Little

State of Missouri	)
County of Jackson	)ss

I, Kim L. Ashurst, a Notary Public, do hereby certify that on this 30th day of March, 1987, personally appeared before me Thomas L. Little who, being by me first duly sworn, declared that he is the President of MEDEVAC MIDAMERICA, INC. that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

/s/ Kim L. Ashurst
Notary Public
Kim L. Ashurst

My commission expires

April 3, 1987

Secretary of State

State of Missouri

P.O. Box 778

Jefferson City, Missouri 65102

To Whom it may concern:

MEDEVAC MIDAMERICA OF KANSAS CITY, INC. does hereby consent to the use of the corporate name MEDEVAC MIDAMERICA OF KANSAS, INC. in the State of Missouri.

MEDEVAC MIDAMERICA OF KANSAS CITY, INC.

By:	/s/ Jack A. Morash
Jack A. Morash, President

STATE OF MISSOURI

ROY D. BLUNT, Secretary of State

CORPORATION DIVISION

Statement of Change of Registered Agent or

Registered Office by Foreign or Domestic Corporations

Instructions

There is a $3.00 fee for filing this statement. It must be filed in DUPLICATE.

The statement should be sealed with the corporate seal. If it does not have a seal, write “no seal” where the seal would otherwise appear.

The registered office may be, but need not be, the same as the place of business of the corporation, but the registered office and the business address of the agent must be the same. The corporation cannot act as its own registered agent.

Any subsequent change in the registered office or agent must be immediately reported to the Secretary of State. These forms are available upon request from the Office of the Secretary of State.

To:	SECRETARY OF STATE
P.O. Box 778
Jefferson City, Missouri 65102 Charter No. 00240604

The undersigned corporation, organized and existing under the laws of the State of Missouri for the purpose of changing its registered agent or its registered office, or both, in Missouri as provided by the provisions of “The General and Business Corporation Act of Missouri,” represents that:

1. The name of the corporation is Medevac Midamerica of Kansas, Inc.

2. The name of its PRESENT registered agent (before change) is PWS AGENT SERVICES, INC.

3. The name of the new registered agent is J&F REGISTERED AGENT, INC.

4. The address, including street number, if any, of its PRESENT registered office (before change) is 4705 Central, Kansas City, Missouri 64112

5. Its registered office (including street number, if any change is to be made) is hereby CHANGED TO 1100 Main, P.O. Box 26006, 2500 City Center Square, Kansas City, MO 64196

6. The address of its registered office and the address of the business office of its registered agent, as changed will be identical.

Such change was authorized by resolution duly adopted by the board of directors.

IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its PRESIDENT or VICE-PRESIDENT, attested by its SECRETARY or ASSISTANT SECRETARY this 13th day of July, 1987.

Medevac MidAmerica of Kansas, Inc.
Name of Corporation

(Corporate Seal)	By	/s/ Thomas L. Little
President
Thomas L. Little

If no seal, state “none”.

Attest:

/s/ Mary L. Jensen
Assistant Secretary
Mary L. Jensen

State of Kansas	)
) ss
County of Shawnee	}

I, Mickey S. Woodrow, a Notary Public, do hereby certify that on the 27th day of July, 1987, personally appeared before me Thomas L. Little who declares he is President or Vice-President of the corporation, executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

/s/ Mickey S. Woodrow
Notary Public

My commission expires July 20, 1988

STATE OF MISSOURI . . . Office of Secretary of State

ROY D. BLUNT, Secretary of State

Amendment of Articles of Incorporation

(To be submitted in duplicate)

HONORABLE ROY D. BLUNT

SECRETARY OF STATE

STATE OF MISSOURI

P.O. BOX 778

JEFFERSON CITY, MO 65102

Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

1. The present name of the Corporation is MEDEVAC MIDAMERICA OF KANSAS, INC.

The name under which it was originally organized was MEDEVAC MIDAMERICA, INC.

2. An amendment to the Corporation’s Articles of Incorporation was adopted by the shareholders on December 22, 1989.

3. Article Number I is amended to read as follows:

The name of the corporation is: MEDEVAC MIDAMERICA, INC.

(If more than one article is to be amended or more space is needed attach fly sheet.)

4. Of the 20 shares outstanding, 20 of such shares were entitled to vote on such amendment. The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

Class	Number of Outstanding Shares

common	20

5. The number of shares voted for and against the amendment was as follows:

Class	No. Voted For	No. Voted Against

common	20	0

6. If the amendment changed the number or par value of authorized shares having a par value, the amount in dollars of authorized shares having a par value as changed is:

N/A

If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:

N/A

7. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

N/a

IN WITNESS WHEREOF, the undersigned,	Thomas L. Little
(President or Vice-President)
has executed this instrument and its	Thomas L. Little has
(Secretary)

affixed its corporate seal hereto attested said seal on the 26th day of December, 1989

MEDEVAC MIDAMERICA OF KANSAS, INC.
Name of Corporation

ATTEST:

/s/ Thomas S. Little	By	/s/ Thomas S. Little
Secretary		President

State of Kansas
ss
County of Shawnee

I, LaChell A. Weaver, a Notary Public, do hereby certify that on this 26th day of December, 1989, personally appeared before me Thomas L. Little who, being by me first duly sworn, declared that he is the President and Secretary of MEDEVAC MIDAMERICA OF KANSAS, INC. that he signed the foregoing document as President and Secretary of the corporation, and that the statements therein contained are true.

/s/ LaChell A. Weaver
Notary Public
LaChell A. Weaver

My commission expires June 8, 1992

STATE OF MISSOURI

ROY D. BLUNT, Secretary of State

CORPORATION DIVISION

Statement of Change of Business Office

of a Registered Agent

of a Foreign or Domestic Corporation

INSTRUCTIONS

There is a $5.00 fee for filing this statement. It must be filed in DUPLICATE for the corporation listed in the statement. All copies must be signed and notarized. The registered agent should sign in his individual name, unless the registered agent is a corporation, in which case the statement shall be executed by its president or vice president and verified by him, sealed with the corporate seal and attested by its secretary or an assistant secretary.

Make check payable to “Director of Revenue.”

This form is for use by a registered agent ONLY.

To:	SECRETARY OF STATE
P.O. Box 778
	Jefferson City, Missouri 65102	Charter No. 00240604

The undersigned registered agent, for the purpose of changing its business office in Missouri as provided by the provisions of “The General and Business Corporation Act in Missouri,” represents that:

1. The name of the corporation (in Missouri) is Medevac Midamerica of Kansas, Inc.

2. The name of this registered agent is J & F Registered Agent, Inc.

3. The address including street number, if any, of the PRESENT business office of the registered agent is 1100 Main, 2500 City Center Square, P.O. Box 26006, Kansas City, Missouri 64196

4. The address, including street number, if any, of the business office of the registered agent is hereby CHANGED TO 1200 Main, Suite 1700, P.O. Box 26006, Kansas City, Missouri 64196

5. Notice in writing of the change has been mailed by the registered agent to the corporation named above.

6. The address of the registered office of the corporation named above and the business office of the registered agent, as changed, is identical.

(THE FOLLOWING SHOULD BE EXECUTED ONLY IF THE REGISTERED AGENT IS A NATURAL PERSON)

IN WITNESS WHEREOF, the undersigned registered agent has caused this report to be executed this      day of           , 1991.

Signature of Registered Agent

State of	}
ss
County of	}

On this                  day of                       , in the year 19    , before me,                             , a Notary Public in and for said state, personally appeared                                        known to me to be the person who executed the within Statement of Change of Business Office and acknowledged to me that                                        executed the same for the purposes therein stated.

(Notarial Seal)
Notary Public
My commission expires

(THE FOLLOWING SHOULD BE EXECUTED ONLY IF THE REGISTERED AGENT IS A CORPORATION)

IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its PRESIDENT or VICE-PRESIDENT, attested by its SECRETARY or ASSISTANT SECRETARY this 13th day of November, 1991.

J&F Registered Agent, Inc.
Name of Corporation

By	/s/ James M. Jenkins
President or Vice-President
James M. Jenkins, President

(Corporate Seal)

If no seal, state “none”.

Attest:

/s/ Julie K. Doody
Secretary or Assistant Secretary
Julie K. Doody, Secretary

State of Missouri	}
} ss
County of Jackson	}

On this 13th day of November in the year 1991, before me Patricia C. Pierson, a Notary Public in and for said state, personally appeared

James M. Jenkins,	President,
Name	Title

J&F Registered Agent, Inc. known to be to be the person

Name of Corporation

who executed the within Statement of Change of Business Office in behalf of said corporation and acknowledged to me that he executed the same for the purposes therein stated.

/s/ Patricia C. Pierson
Notary Public

My commission expires

STATE OF MISSOURI

OFFICE OF SECRETARY OF STATE

ROY D. BLUNT, Secretary of State

CORPORATION DIVISION

ARTICLES OF MERGER

HONORABLE ROY D. BLUNT

SECRETARY OF STATE

STATE OF MISSOURI

P.O. BOX 778

JEFFERSON CITY, MO 65102

Pursuant to the provisions, of The General and Business Corporation Law of Missouri, the undersigned Corporation certify the following:

(1) That Ambulette Services, Inc. of Kansas;

(2) That Medevac Midamerica of Kansas, Inc., of Missouri are hereby merged and that the aboved named Medevac Midamerica of Kansas, Inc. is the surviving corporation.

(4) That the Board of Directors of Medevac Midamerica of Kansas, Inc. met on August 1, 1992 and by resolution adopted by a majority vote of the members of such board approved the Plan of Merger set forth in these articles.

(5) That the Board of Directors of Medevac Midamerica of Kansas, Inc., met on August 1, 1992 and by resolution adopted by a majority vote of the members of such board approved the Plan of Merger set forth in these articles.

(7) The Plan of Merger thereafter was submitted to a vote at the special meeting of the shareholders of Ambulette Services, Inc., held on August 1, 1992 at 401 SW Jackson, Topeka, Kansas and at such meeting there were one (1) share entitled to vote and One (1) voted in favor and none voted against said plan.

(8) The Plan of Merger thereafter was submitted to a vote at the special meeting of the shareholders of Medevac Midamerica of Kansas, Inc. held on August 1, 1992 at 401 SW Jackson, Topeka, Kansas and at such meeting there were 500 shares entitled to vote and 500 voted in favor and none voted against said plan.

(10) PLAN OF MERGER

1. Medevac Midamerica of Kansas, Inc., of Topeka, Kansas is the survivor.

2. All the property, rights, privileges, leases and patents of the Ambulette Services, Inc. Corporation are to be transferred to and become the property of Medevac Midamerica of Kansas, Inc. the survivior. The officers and board of directors of the above named corporations are authorized to execute all deeds assignments, and documents of every nature which may be needed to effectuate a full and complete transfer of ownership.

3. The officers and board of directors of Medevac Midamerica of Kansas, Inc., shall continue in office until their successors are duly elected and qualified under the provisions of the by-laws of the surviving corporation.

4. The outstanding shares of Ambulette Services, Inc. shall be exchanged for shares of Medevac Midamerica of Kansas, Inc., on the following basis:

Each share of Terminating Corporation, common stock issued and outstanding immediately prior to the Effective Date (exclusive of shares held in the treasury of Terminating Corporation, which shares shall be cancelled on the Effective Date) shall, without any action on the part of the Surviving Corporation or any holder of such shares, be converted by the merger into one (1) share of Surviving Corporation common stock. Each share of Terminating Corporation preferred stock issued and outstanding immediately prior to the Effective Date shall, without any action of the part of the Surviving Corporation or any holder of such shares, be converted by the merger into one (1) share of Surviving Corporation preferred stock.

5. The articles of incorporation of the survivor are not amended.

IN WITNESS WHEREOF, these Articles of Merger have been executed in duplicate by the aforementioned corporations as of the day and year hereafter acknowledged.

Ambulette Services, Inc.
CORPORATE SEAL

		By	/s/ Thomas L. Little
Its President

ATTEST:

By	/s/ Thomas L. Little
Its Secretary

Medevac Midamerica of Kansas, Inc.
CORPORATE SEAL

		By	/s/ Thomas L. Little
Its President

ATTEST:

By	/s/ Thomas L. Little
Its Secretary

ACKNOWLEDGMENT

STATE OF KANSAS	)
) ss:
COUNTY OF SHAWNEE	)

On the 1st day of August, 1992, before me, a Notary Public in and for the County and State aforesaid, came Thomas L. Little, President of Ambulette Services, Inc. and Thomas L. Little President of Medevac Midamerica of Kansas, Inc., who is personally known to me to be the same person who executed the above instrument and duly acknowledged the execution of same.

IN WITNESS WHEREOF, I have hereunto set my hand and seal on the date last above written.

/s/ Michele A. Bixby
Notary Public

State of Missouri

Rebecca McDowell Cook, Secretary of State

P.O. Box 778, Jefferson City, Mo. 65102

Corporation Division

Statement of Change of Registered Agent

or Registered Office

INSTRUCTIONS

1.                         The filing fee for this change is $10.00. Change must be filed in DUPLICATE.

2.                         P.O. Box may only be used in conjunction with Street, Route or Highway.

3.                         Agent and address must be in the State of Missouri.

4.                         If a corporation, officers (president or vice president and secretary or assistant secretary) must sign, and president’s or vice president’s signature must be notarized.

5.                         If limited partnership, general partner must sign and have their signature notarized.

Charter No. 00240604

The undersigned corporation or limited partnership, organized and existing under the laws of the State of Missouri for the purpose of changing its registered agent “The General and Business Corporation Act of Missouri,” or the “Missouri Uniform Limited Partnership Law,” represents that:

(1)                    The name of the corporation/ltd. partnership is: Medevac Midamerica, Inc

(2)                    The name of its registered agent before this change is: J & F Registered Agent, Inc.

(3)                    The name of the new registered agent is: Husch Registered Agent, Inc.

(4)                    The address, including street number, if any, of its registered office before this change is: 1200 Main, Suite 1700, Box 26006, Kansas City, MO 64196

(5)                    Its registered office (including street number, if any change is to be made) is hereby CHANGED TO: 235 East High, Suite 300, Jefferson City, MO 65101

(6)                    The address of its registered office and the address of the business office of its registered agent, as changed will be identical.

(7)                    Such change was authorized by resolution duly adopted by the board of directors of the corporation or by the limited partnership.

IN WITNESS WHEREOF, the undersigned corporation or limited partnership has caused this report to be executed in its name by its President or Vice President of the corporation, or General Partner of the limited partnership, and attested to by the assistant secretary if a corporation on the 31st day of July, 1995.

Medevac Midamerica, Inc.
Name of corporation or limited partnership

(CORPORATE SEAL)
If no seal, state “none”

	By	/s/ Thomas L. Little
President of corporation
or
General Partner of limited partnership

Attest:

/s/ x
Secretary or Assistant Secretary
of corporation

State of Kansas	)
) ss.
County of Shawnee	)

I, Kerry E. Butterfield, a Notary Public, do hereby certify that on the 31st day of July, 1995, personally appeared before me Thomas L. Little who declares he/she is the President or Vice President of the corporation, or a General Partner of the limited partnership, executing the foregoing document, and being first duly sworn, acknowledged that he/she signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

/s/ Kerry E. Butterfield
Notary Public

My commission expires 9-12-98

(Notarial Seal)

State of Missouri

Rebecca McDowell Cook, Secretary of State

P.O. Box 778, Jefferson City, MO 65102

Corporation Division

Statement of Change of Registered Agent

or Registered Office

INSTRUCTIONS

1.                         The filing fee for this change is $10.00. Change must be filed in DUPLICATE.

2.                         P.O. Box may only be used in conjunction with Street, Route or Highway.

3.                         Agent and address must be in the State of Missouri.

4.                         If a corporation, officers (president or vice president and secretary or assistant secretary) must sign, and president’s or vice president’s signature must be notarized.

5.                         If limited partnership, general partner must sign and have their signature notarized.

Charter No. 00240604

The undersigned corporation or limited partnership, organized and existing under the laws of the State of Missouri for the purpose of changing its registered agent “The General and Business Corporation Act of Missouri,” or the “Missouri Uniform Limited Partnership Law,” represents that:

(1)                    The name of the corporation/ltd. partnership is: Medevac Midamerica, Inc.

(2)                    The name of its registered agent before this change is: Husch Registered Agent, Inc.

(3)                    The name of the new registered agent is: SNR Registered Agent Services, Inc.

(4)                    The address, including street number, if any, of its registered office before this change is: 235 East High, Suite 300, Jefferson City, Missouri 65101

(5)                    Its registered office (including street number, if any change is to be made) is hereby CHANGED TO: 4520 Main, Suite 1100, Kansas City, Missouri 64111

(6)                    The address of its registered office and the address of the business of its registered agent, as changed will be identical.

(7)                    Such change was authorized by resolution duly adopted by the board of directors of the corporation or by the limited partnership.

IN WITNESS WHEREOF, the undersigned corporation or limited partnership has caused this report to be executed in its name by its President or Vice President of the corporation, or General Partner of the limited partnership, and attested to by the assistant secretary if a corporation on the                day of                 ,

19    .

Medevac Midamerica, Inc.
Name of corporation or limited partnership

(CORPORATE SEAL)
If no seal, state “none”

	By	/s/ David D. Bingamin
President or Vice President of corporation
or
General Partner of limited partnership

Attest:

/s/ Tom C. Nelson
Secretary or Assistant Secretary of corporation

State of Colorado	)
) ss.
County of Arapahoe

I, Michelle B. Pate, a Notary Public, do hereby certify that on the 30th day of September, 1996, personally appeared before me David A. Bingaman who declares he/she is the President or Vice President of the corporation, or a General Partner of the limited partnership, executing the foregoing document, and being first duly sworn, acknowledged that he/she signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

/s/ Michelle B. Pate
Notary Public

My commission expires 07-21-97

State of Missouri

Rebecca McDowell Cook, Secretary of State

P.O. Box 778, Jefferson City, Mo. 65102

Corporation Division

Statement of Change of Registered Agent

or Registered Office

INSTRUCTIONS

1.                         The filing fee for this change is $10.00. Change must be filed in DUPLICATE.

2.                         P.O. Box may only be used in conjunction with Street, Route or Highway.

3.                         Agent and address must be in the State of Missouri.

4.                         If a corporation, officers (president or vice president and secretary or assistant secretary) must sign, and president’s or vice president’s signature must be notarized.

5.                         If limited partnership, general partner must sign and have their signature notarized.

Charter No. 002404604

The undersigned corporation or limited partnership, organized and existing under the laws of the State of Missouri for the purpose of changing its registered agent “The General and Business Corporation Act of Missouri,” or the “Missouri Uniform Limited Partnership Law,” represents that:

(1)                    The name of the corporation/ltd. partnership is: Medevac MidAmerica, Inc.

(2)                    The name of its registered agent before this change is: SNR Registered Agent Services

(3)                    The name of the new registered agent is: THE CORPORATION COMPANY;

(4)                    The address, including street number, if any, of its registered office before this change is: 4530 Main, Suite 1100, Kansas City, MO 64111

(5)                    Its registered office (including street number, if any change is to be made) is hereby CHANGED TO: 7733 Forsyth Blvd., Clayton, Missouri 63105

(6)                    The address of its registered office and the address of the business office of its registered agent, as changed will be identical.

(7)                    Such change was authorized by resolution duly adopted by the board of directors of the corporation or by the limited partnership.

IN WITNESS WHEREOF, the undersigned corporation or limited partnership has caused this report to be executed in its name by its President or Vice President of the corporation, or General Partner of the limited partnership, and attested to by the assistant secretary if a corporation on the 13th day of March, 1997.

Medevac Midamerica, Inc.
Name of corporation or limited partnership

(CORPORATE SEAL)
If no seal, state “none”

	By	/s/ William George
President or Vice President of corporation
or
General Partner of limited partnership
William George, Vice President

Attest:

/s/ David C. Colby
Secretary or Assistant Secretary
of corporation
David C. Colby, Assistant Secretary

State of Colorado	)
) ss.
County of Arapahoe	)

I, Shari Kilgore, a Notary Public, do hereby certify that on the 14th day of March, 1997, personally appeared before me William George who declares he/she is the President or Vice President of the corporation, or a General Partner of the limited partnership, executing the foregoing document, and being first duly sworn, acknowledged that he/she signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

/s/ Shari Kilgore
Notary Public

My commission expires 4/2/2000

State of Missouri
Rebecca McDowell Cook, Secretary of State
P.O. Box 778, Jefferson City, MO 65102
Corporation Division

Application for Rescinding

Administrative Dissolution

(Submit in duplicate with a filing fee of $55 General Business, $25 Nonprofit)

(1)                    The corporation’s name is: Medevac MidAmerica, Inc.

(2)                    The date of the administrative dissolution was: August 18, 1997.

(3)                    The grounds for administrative dissolution which have been eliminated were:

(Check appropriate box or boxes)

☒             Failing to file an annual registration report;

☐               Failing to maintain a registered agent or office;

☐               Failing to extend the period of duration;

☐               Procuring its Charter/Authorization by fraud;

☐               Failing to pay/file franchise taxes;

☐               Failing to pay any final assessment of employer withholding tax or

☐               sales and use taxes, including local sales taxes.

(4)                    Attached is a certificate of tax clearance from the Department of Revenue reciting that all state taxes have been paid.

In affirmation of the facts stated above,

Tom Nelson	Vice President	11/9/98
(Authorized signature of officer or chairman of the board)	(Title)	(Date of signature)

ARTICLES OF MERGER

OF

MEDEVAC MEDICAL SERVICES, INC.

A Kansas corporation

AND

MEDEVAC MIDAMERICA, INC.

A Missouri corporation

Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned corporations do hereby adopt and execute the following articles of merger:

ARTICLE ONE

Medevac Medical Services, Inc. is a business corporation organized and existing under the laws of the State of Kansas, the said laws of which permit a merger of a corporation of that State with and into a corporation of another State (hereinafter referred to as the “Merging Corporation”).

ARTICLE TWO

Medevac MidAmerica, Inc. is a business corporation organized and existing under the laws of the State of Missouri and is subject to the provisions of The General and Business Corporation Law of Missouri (hereinafter referred to as the “Surviving Corporation”).

ARTICLE THREE

Annexed hereto is the Plan of Merger for merging the Merging Corporation with and into Surviving Corporation.

ARTICLE FOUR

By unanimous written consent and waiver of notice of meeting of Medevac Medical Services, Inc.’s Board of Directors executed as of August 25, 1997, as prescribed by its by-laws and by the provisions of The General and Business Corporation Law of Missouri, the Plan of Merger was approved by the director of Medevac Medical Services, Inc.

ARTICLE FIVE

By unanimous written consent and waiver of notice of meeting of Medevac MidAmerica, Inc.’s Board of Directors, as executed as of August 25, 1997, as prescribed by its by-laws and by the provisions of laws of the State of Kansas, the Plan of Merger was approved by the director of Medevac MidAmerica, Inc.

ARTICLE SIX

The holders of all of the outstanding shares entitles to vote of the Surviving Corporation, to wit 220 shares, dispensed with a meeting of the stockholders and approved the Plan of Merger by consent in writing dated as of August 25, 1997, and signed by all of them.

ARTICLE SEVEN

The number of outstanding shares of the Surviving Corporation is 220; and the number of the said outstanding shares which were entitled to vote on the Plan of Merger at the time of the approval of said Plan by the holders of said outstanding shares entitled to vote is 220.

ARTICLE EIGHT

The holders of all of the outstanding shares entitled to vote of the Merging Corporation, to wit 220 shares, dispensed with a meeting of the stockholders and approved the Plan of Merger by a consent in writing dated as of August 25, 1997, and signed by all of them.

ARTICLE NINE

The merger provided for in the Plan of Merger was duly authorized in the manner prescribed by, and is in compliance with, the applicable provisions of the laws of the State of Kansas, and the requisite approval, is any, of any of its shareholders has been duly obtained.

[The remainder of this page is intentionally left blank]

Executed on March 31, 1999.

MEDEVAC MIDAMERICA, INC.
a Kansas corporation

		By:	/s/ Joshua T. Gaines
Joshua T. Gaines, Vice President

Attest:	/s/ A.Z. Rizzo
Assistant Secretary

STATE OF COLORADO	)
COUNTY OF ARAPAHOE	)

I, Jeffrey A. McGuinness, a notary public in and for the State and County aforesaid, do hereby certify that on this 31st day of March, 1999, personally appeared before me Joshua T. Gaines, who being by me first duly sworn, declared that he is the Vice President of Medevac Medical Services, Inc. and that he signed the foregoing document a Vice President of the corporation, and that the statements therein contained are true.

/s/ Jeffrey A. McGuinness
Notary Public
My Commission Expires: 1/21/2002

MEDEVAC MIDAMERICA, INC.
a Kansas corporation

		By:	/s/ Joshua T. Gaines
Joshua T. Gaines, Vice President

Attest:	/s/ A.Z. Rizzo
Assistant Secretary

STATE OF COLORADO	)
COUNTY OF ARAPAHOE	)

I, Jeffrey A. McGuinness, a notary public in and for the State and County aforesaid, do hereby certify that on this 31st day of March, 1999, personally appeared before me Joshua T. Gaines, who being by me first duly sworn, declared that he is the Vice President of Medevac Medical Services, Inc. and that he signed the foregoing document a Vice President of the corporation, and that the statements therein contained are true.

/s/ Jeffrey A. McGuinness
Notary Public
My Commission Expires: 1/21/2002

[Missouri]

PLAN OF MERGER

Plan of Merger approved on August 25, 1997 by Medevac Medical Services, Inc., a Kansas corporation, and by its Board of Directors on said date, and by Medevac MidAmerica, Inc., a corporation organized under the laws of the State of Missouri and to the provisions of The General and Business Corporation Law of Missouri, be merged into Medevac MidAmerica, Inc., which shall continue to exist under the provisions of The General and Business Corporation Law of Missouri. The separate corporate existence of Medevac Medical Services, Inc. shall cease upon the effective date of the merger in accordance with the laws of the State of Kansas.

The articles of incorporation of the Medevac MidAmerica, Inc. shall be the articles of incorporation of the said Surviving Corporation.

The present by-laws of Medevac MidAmerica, Inc. shall be the by-laws of the said Surviving Corporation and will continue in full force and effect until altered or amended as therein provided under the authority of The General and Business Corporation Law of Missouri.

The directors and officers of Medevac MidAmerica, Inc. upon the effective date of the merger shall be the members of the first Board of Directors and the first officers of the Surviving Corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the Surviving Corporation.

Each issued share of the Merging Corporation shall not be converted in any manner, but each share which is issued as of the effective date of the merger shall be surrendered and extinguished.

Each issued share of the Surviving Corporation shall not be converted, but each share which is issued as of the effective date of the merger shall continue to represent one issued share of the Surviving Corporation.

The Surviving Corporation shall have all the rights, privileges, immunities, and powers of each of the merging corporations, and all and every other interest of or belonging to each of the corporations so merged, shall be taken and deemed to be transferred to and vested in the Surviving Corporation.

The Plan of Merger herein made and approved shall be adopted in such manner as the laws of Kansas shall prescribe and shall be submitted to the shareholders of the Surviving Corporation for their approval or rejection in the manner prescribed by The General and Business Corporation Law of Missouri.

In the event that the Plan of Merger shall have been adopted in accordance with the provisions of the State of Kansas, and shall have been approved by the shareholders entitled to vote of the Surviving Corporation, in accordance with the provisions of The General and Business Corporation Law of Missouri, the Merging Corporation and the Surviving Corporation stipulate that they will cause to be executed and file and/or recorded any document or documents prescribed by the laws of the State of Kansas and the State of Missouri and that they will cause to be performed all necessary acts within the State of Kansas, the State of Missouri, and elsewhere to effectuate the merger.

The Board of Directors and the proper officers of the merging Corporation and the Surviving Corporation, respectively, are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file and/or record any and all instruments, papers and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

[The remainder of this page is intentionally left blank.]

State of Missouri

Rebecca McDowell Cook, Secretary of State

P.O. Box 778, Jefferson City, Mo. 65102

Corporation Division

Statement of Change of Business Office

of a Registered Agent

Instructions

1.                         The filing fee for this change is $10.00. Change must be filed in DUPLICATE.

2.                         P.O. Box may only be used in conjunction with Street, Route or Highway.

3.                         Agent and address must be in the State of Missouri.

4.                         The corporation or limited partnership cannot act as its own registered agent. The registered agent should sign in his individual name, unless the registered agent is a corporation, in which case the execution should be by proper officers.

Charter No. 240604

The undersigned registered agent, for the purpose of changing its business office in Missouri as provided by the provisions of “The General and Business Corporation Act in Missouri,” or the “Missouri Uniform Limited Partnership Law,” represents that: MEDEVAC MIDAMERICA, INC.

1.                         The name of the corporation/limited partnership is

2.                         The name of this registered agent is The Corporation Company

3.                         The address, including street number, if any, of the present business office of the registered agent is 7733 Forsyth Blvd., Clayton, Missouri 63105

4.                         The address, including street number, if any, of the business office of the registered agent is hereby changed to 120 South Central Avenue, Clayton, Missouri 63105

5.                         Notice in writing of the change has been mailed by the registered agent to the corporation/limited partnership named above.

6.                         The address of the registered office of the corporation/limited partnership named above and the business office of the registered agent, as changed, is identical.

(Over)

(The following should be executed only if the registered agent is a natural person)

IN WITNESS WHEREOF, the undersigned registered agent has caused this report to be executed this              day of                     , 19    .

Signature of Registered Agent

State of	)
) ss
County of	)

On this                day of                               , in the year 19    , before me,                     , a Notary Public in and for said state, personally appeared                                  known to me to be the person who executed the within Statement of Change of Business Office and acknowledged to me that                                  executed the same for the purposes therein stated.

Notary Public

(Notarial Seal)

My commission expires

(The following should be executed only if the registered agent is a corporation)

IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its president or vice president, attested by its secretary or assistant secretary this 13th day of January, 2000.

The Corporation Company
(Corporate Seal)	Name of Corporation

If no seal, state “none”.	By	/s/ Kenneth J. Uva
President or Vice President

Attest:

/s/ Marie Haver
Secretary or Assistant Secretary

State of New York	)
) ss
County of Kings	)

On this 13th day of January in the year 2000, before me Theresa Alfieri, a Notary Public in

and for said state, personally appeared	Kenneth J. Uva,	Vice President,
	Name	Title

C T Corporation System known co me to be the person who executed the within Statement of Name of Corporation

Change of Business Office in behalf of said corporation and acknowledged to me that he executed the same for the purposes therein stated.

/s/ Theresa Alfieri
Notary Public

My commission expires

State of Missouri

Robin Carnahan, Secretary of State

Corporations Division

P.O. Box 778 / 600 W. Main Street, Rm 322

Jefferson City, MO 65102

Statement of Change of Registered Agent and/or Registered Office
By a Foreign or Domestic For Profit or Nonprofit Corporation or a Limited Liability Company

Instructions

1.                                       This form is to be used by either a for profit or nonprofit corporation or a limited liability company to change either or both the name of its registered agent and/or the address of its existing registered agent.

2.                                       There is a $10.00 fee for filing this statement.

3.                                       P.O. Box may only be used in conjunction with a physical street address.

4.                                       Agent and address must be in the State of Missouri.

5.                                       The corporation may not act as its own agent.

Charter No. 00240604

(1)                                  The name of the business entity is: MEDEVAC MIDAMERICA, INC.

(2)                                  The address, including street and number, of its present registered office (before change) is:

120 South Central Avenue, Clayton, MO 63105
Address	City/State/Zip

(3)                                  The address, including street and number, of its registered office is hereby changed to:

221 Bolivar Street, Jefferson City, MO 65101
Address (P.O. Box may only be used in conjunction with a physical street address) City/State/Zip

(4)                                  The name of its present registered agent (before change) is: The Corporation Company

(5)                                  The name of the new registered agent is: CSC - Lawyers Incorporating Service Company

Authorized signature of new registered agent must appear below:

/s/Elizabeth A. Dawson Elizabeth A. Dawson, Asst. Vice President
(May attach separate originally executed written consent to this form in lieu of this signature)

(6)                                  The address of its registered office and the address of the office of its registered agent, as changed, will be identical.

(7)                                  The change was duly authorized by the business entity named above.

In Affirmation thereof, the facts stated above are true and correct:

(The undersigned understands that false statements made in this filing are subject to the penalties provided under Section 575.040, RSMo)

/s/Todd Zimmerman	, Todd Zimmerman
Authorized signature of officer or, if applicable, chairman of the boardPrinted Name

EVP	3/8/06
Title	month/day/year

Name and address to return filed document:

Corporation Service Company

Name: Attn: Elizabeth A. Dawson

Address: 2711 Centerville Road, Suite 400

City, State, and Zip Code: Wilmington, DE 19808

STATEMENT OF CORRECTION

1.  The name of the corporation is Medevac MidAmerica, Inc. (Charter #00240604).

2.  The corporation was organized in Missouri on April 14, 1982.

3.  Type of document being corrected is the Amendment of Articles of Incorporation which was filed with the Missouri Secretary of State on September 23, 2011.

4.  Describe the incorrect statement and the reason for the correction:

Due to a clerical error, the wrong Amendment of Articles of Incorporation was filed.  Article Six is hereby corrected to read as Attachment A.

There are no amendments to Articles Seven thru Eleven of the Articles of Incorporation by virtue of the Amendment of Articles of Incorporation that was filed on September 23, 2011.

In affirmation thereof, the facts state above are true and correct.

(The undersigned understands that false statements made in this filing are subject to the penalties provided under Section 575.040, RSMo)

/s/ Craig A. Wilson	Craig A. Wilson	Secretary	9/23/11
Signature	Printed Name	Title	Date

Attachment A

ARTICLE SIX

A.                                   Actions Involving Directors and Officers.  The corporation shall indemnify each person who at any time is serving or has served as a director or an officer of the corporation against any claim, liability or expense incurred as a result of such service, or as a result of any other service on behalf of the corporation, or service at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, to the maximum extent permitted by law.  Without limiting the generality of the foregoing, the corporation shall indemnify any such person who was or is a party (other than a party plaintiff suing on his own behalf or in the right of the corporation), or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including, but not limited to, an action by or in the right of the corporation) by reason of such services against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding.

B.                                     Actions Involving Employees or Agents.

1.                                       The corporation may, if it deems appropriate and as may be permitted by this Article, indemnify any person who at any time is serving or has served as an employee or agent of the corporation against any claim, liability or expense incurred as a result of such service or as a result of any other service on behalf of the corporation, or service at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to the maximum extent permitted by law or to such lesser extent as the corporation, in its discretion, may deem appropriate.  Without limiting the generality of the foregoing, the corporation may indemnify any such person who was or is a party (other than a party plaintiff suing on his own behalf or in the right of the corporation), or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including, but not limited to, an action by or in the right of the corporation) by reason of such services against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding.

2.                                       To the extent that an employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section B(1) of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the action, suit or proceeding.

C.                                     Determination of Right to Indemnification in Certain Circumstances.  Any indemnification required under Section A of this Article or authorized by the corporation under Section B of this Article, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in or established pursuant to this Article.  Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the shareholders.

D.                                    Advance Payment of Expenses.  Expenses incurred by a person who is or was a director or an officer of the corporation in defending a civil or criminal action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding, and expenses incurred by a person who is or was an employee or agent of the corporation in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors, in either case upon receipt of an undertaking by or on behalf of the director or an officer to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in or pursuant to this Article.

E.                                      Not Exclusive.  The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Bylaws of the corporation or any statute, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

F.                                      Indemnification Agreements Authorized.  Without limiting the other provisions of this Article, the corporation is authorized from time to time, without further action by the shareholders of the corporation, to enter into agreements with any director, officer, employee or agent of the corporation providing such rights of indemnification as the corporation may deem appropriate, up to the maximum extent permitted by law.  Any such agreement entered into by the corporation with a director may be authorized by the other directors, and such authorization shall not be invalid on the basis that similar agreements may have been or may thereafter be entered into with such other directors.

G.                                     Standard of Conduct.  Except as may otherwise be permitted by law, no person shall be indemnified pursuant to this Article (including without limitation pursuant to any agreement entered into pursuant to Section F of this Article) from or on account of such person’s conduct which is finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.  The corporation may (but need not) adopt a more restrictive standard of conduct with respect to the indemnification of any employee or agent of the corporation.

H.                                    Insurance.  The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was otherwise serving on behalf or at the request of the corporation in any such capacity, or arising out of his status as such, whether or not the corporation is obliged to or would have the power to indemnify him against such liability under the provisions of this Article; provided, that the obtaining of any such insurance shall not give rise to any right to indemnification for any director, officer, employee or agent except as otherwise specified herein, in the Bylaws of the corporation, or by separate agreement with the corporation.

I.                                  Certain Definitions.  For the purposes of this Article:

1.                                       Any director or officer of the corporation who shall serve as a director, officer or employee of any other corporation, partnership, joint venture, trust or other enterprise of which the corporation, directly or indirectly, is or was the owner of a majority of either the outstanding equity interests or the outstanding voting stock (or comparable interests) shall be deemed to be serving as such director, officer or employee at the request of the corporation, unless the Board of Directors of the corporation shall determine otherwise.  In all other instances where any person shall serve as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise of which the corporation is or was a stockholder or creditor, or in which it is or was otherwise interested, if it is not otherwise established that such person is or was serving as such director, officer, employee or agent at the request of the corporation, the Board of Directors of the corporation may determine whether such service is or was at the request of the corporation, and it shall not be necessary to show any actual or prior request for such service.

2.                                       References to a corporation include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a director, officer, employee or agent of such a constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity.

3.                                       The term “other enterprise” shall include employee benefit plans; the term “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; the term “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have satisfied any standard of care required by or pursuant to this Article in connection with such plan.

J.                                 Survival.  Any indemnification rights provided pursuant to this Article shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.  Notwithstanding any other provision in these Articles of Incorporation, indemnification rights arising under or granted pursuant to this Article shall survive amendment or repeal of this Article with respect to any acts or omissions occurring prior to the effective time of such amendment or repeal and persons to whom such indemnification rights are given shall be entitled to rely upon such indemnification rights with respect to such acts or omissions as a binding contract with the corporation.

K.                                    Amendment.  The affirmative vote of the holders of record of outstanding shares representing at least a majority of all of the outstanding shares of capital stock of the corporation then entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, repeal or adopt any provision inconsistent with this Article, notwithstanding the fact that a lesser percentage may be specified by the laws of Missouri.